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                                                                   Exhibit 10.21

                                 AMENDMENT NO. 3

                                     TO THE

                           SECOND AMENDED AND RESTATED

                            1993 STOCK INCENTIVE PLAN

                                       OF

                           RENAISSANCERE HOLDINGS LTD.

         This Amendment No. 3 (the "Amendment") to the Second Amended and Restated 1993 Stock Incentive Plan of RenaissanceRe Holdings Ltd. (the "Plan") is made effective as of this 4th day of May, 2001.

         Pursuant to resolutions of the Board of Directors (the "Board") of RenaissanceRe Holdings Ltd. (the "Company") dated May 4, 2001, the Plan is hereby amended as follows:

         1. Section 9(j) of the Plan is hereby amended by adding the following sentence at the end thereof:

         "In addition to a transfer not for "value" as described above, the Committee may, in its sole discretion, at the time of grant or at any time thereafter, allow any Participant to transfer to the Participant's "family members" Options that are not ISOs, Restricted Stock, Bonus Shares and Base Shares granted to such Participant, for "value."

         2. Except as expressly provided herein, the terms and conditions of the Plan shall remain unchanged.


                                    RENAISSANCERE HOLDINGS LTD.



                                     By: /s/ John M. Lummis
                                     Name: John M. Lummis
                                     Title: Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Accounting Officer)